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                                                                    Exhibit 21

                               Subsidiaries of the Company

Kramont Operating Partnership, L.P. (DE)

Montgomery CV Realty, L.P. (DE)

CV GP LP (DE)
CV GP LLC (DE)

CV Partner Holdings, L.P. (DE)
CV OP Holdings LLC (DE)

KRT Property Holdings LLC (DE)
KRT Property Holdings Manager LLC (DE)

Recreations Mortgages, L.P. (DE)
Recreations Mortgages LLC (DE)

KR Manchester LLC (DE)
KR Manchester Manager LLC (DE)

KR Orange LLC (DE)
KR Orange Manager LLC (DE)

KR Parkway Plaza I LLC (DE)
KR Parkway Plaza I Manager LLC (DE)

KR Parkway Plaza II LLC (DE)
KR Parkway Plaza II Manager LLC (DE)

Century Plaza Associates, L.P. (DE)
CP General Partner LLC (DE)

DX Properties Inc. (FL)
DX Property, L.P. (DE)
DX Property, LLC (DE)

KR Pensacola LLC (DE)
KR Pensacola Manager LLC (DE)

KR Pensacola II LLC (DE)
KR Pensacola II Manager LLC (DE)

CV Warehouse 75 Inc. (DE)
CV Warehouse 75, L.P. (DE)
CV Warehouse 75, LLC (DE)

CV Warehouse 76 Inc. (DE)
CV Warehouse 76, L.P. (DE)
CV Warehouse 76, LLC (DE)

CV Warehouse 78 Inc. (DE)
CV Warehouse 78, L.P. (DE)
CV Warehouse 78, LLC (DE)

GRX Corp. (FL)
GRX Realty, L.P. (DE)
GRX Realty, LLC (DE)

W.X. Properties Inc. (FL)
W.X. Realty, L.P. (DE)
W.X. Realty, LLC (DE)

Northpark Associates, L.P. (GA)
KR Northpark Associates GP LLC (DE)

KR Vidalia LLC (DE)
KR Vidalia Manager LLC (DE)

KR Summerville LLC (DE)
KR Summerville Manager LLC (DE)

KR Tifton LLC (DE)
KR Tifton Manager LLC (DE)

KR Douglasville LLC (DE)
KR Douglasville Manager LLC (DE)

KR Snellville LLC (DE)
KR Snellville Manager LLC (DE)

KR Bainbridge LLC (DE)
KR Bainbridge Manager LLC (DE)

KR Holcomb LLC (DE)
KR Holcomb Manager LLC (DE)

KR Park Plaza LLC (DE)
KR Park Plaza Manager LLC (DE)

KR Mableton LLC (DE)
KR Mableton LLC (DE)

KR Tower Plaza LLC (DE)
KR Tower Plaza Manager LLC (DE)

Fox Run Limited Partnership (AL)
KR Fox Run GP LLC (DE)

Hillcrest Plaza Limited Partnership (MD)
Hillcrest Plaza GP LLC (DE)

Coral Hills Associates Limited Partnership (MD)
Coral Hills Associates GP LLC (DE)

Campus Village Shopping Center Joint Venture (MD)
KR Campus GP LLC (DE)
KR Campus II GP LLC (DE)

KR Trust One LLC (DE)
KR Trust One Manager LLC (DE)

KR Livonia LLC (DE)
KR Livonia Manager LLC (DE)

KR Brookhaven LLC (DE)
KR Brookhaven Manager LLC (DE)

KR Columbus II LLC (DE)
KR Columbus II Manager LLC (DE)

Marlton Plaza Associates II, L.P. (DE)
Marlton Plaza II LLC (DE)

Marlton Plaza Associates, L.P. (DE)
Marlton Plaza LLC (DE)

Lakewood Plaza 9 Associates, L.P. (DE)
Lakewood Plaza 9, LLC (DE)

Rio Grande Associates, L.P. (PA)
Rio Grande Plaza LLC (DE)

KR Suburban, L.P. (NJ)
KR Suburban GP LLC (DE)

KR Collegetown LLC (DE)
KR Collegetown Manager LLC (DE)

KR Hillcrest Mall LLC (DE)
KR Hillcrest Mall Manager LLC (DE)

Lilac DE LLC (DE)
Lilac DE Manager LLC (DE)

KR Morganton LLC (DE)
KR Morganton Manager LLC (DE)

KR Cary LLC (DE)
KR Cary Manager LLC (DE)

KR Circleville LLC (DE)
KR Circleville Manager LLC (DE)

KR Bradford Mall, L.P. (PA)
KR Bradford Mall GP LLC (DE)

Chalfont Plaza Associates, L.P. (DE)
Chalfont Plaza LLC (DE)

Cherry Square MCV Associates, L.P. (DE)
Cherry Square MCV L.L.C. (DE)

Chesterbrook Village Center Associates, L.P. (DE)
Chesterbrook Village Center LLC (DE)

Collegeville Plaza Associates L.P. (DE)
Collegeville Plaza LLC (DE)

County Line Plaza Realty Associates, L.P. (DE)
County Line Plaza Realty LLC (DE)

Danville Plaza Assocaites, L.P. (DE)
Danville Plaza LLC (DE)

Dickson City Center Associates, L.P. (DE)
Dickson City Center LLC (DE)

KRT Union LLC (DE)
KRT Union Manager LLC (DE)

Gilbertsville Plaza Associates, L.P. DE)
Gilbertsville Plaza LLC (DE)

KR Pilgrim, L.P. (PA)
KR Pilgrim GP LLC (DE)

KR MacArthur Associates, L.P. (PA)
KR MacArthur Associates GP LLC (DE)

Mount Carmel Plaza Associates, L.P. (DE)
Mount Carmel Plaza LLC (DE)

New Holland Plaza Associates, L.P. (DE)
New Holland Plaza LLC (DE)

North Penn Marketplace Associates, L.P. (DE)
North Penn Marketplace LLC (DE)

Plymouth Plaza Associates, L.P. (DE)
Plymouth Plaza LLC (DE)

KR 69th Street, L.P. (DE)
KR 69th Street GP LLC (DE)

Street Associates, L.P. (PA)
KR Street Associates GP LLC (DE)

KR Best Associates, L.P. (PA)
KR Best Associates GP LLC (DE)

KR Valley Forge, L.P. (PA)
KR Valley Forge GP LLC (DE)

Newtown Village Plaza Associates, L.P. (DE)
Newtown Village Plaza LLC (DE)

Glenmont Associates Limited Partnership (PA)
Glenmont LLC (DE)

555 Scott Street Associates, L.P. (DE)
555 Scott Street LLC (DE)

Woodbourne Square Associates, L.P. (DE)
Woodbourne Square LLC (DE)

KR Wampanoag LLC (DE)
KR Wampanoag Manager LLC (DE)

KR Columbia LLC (DE)
KR Columbia Manager LLC (DE)

KR Columbia II LLC (DE)
KR Columbia II Manager LLC (DE)

KR Spartanburg LLC (DE)
KR Spartanburg Manager LLC (DE)

KR Jefferson City, L.P. (TN)
KR Jefferson City GP LLC (DE)

Marumsco-Jefferson Joint Venture (VA)
KR Marumsco GP LLC (DE)
KR Marumsco II GP LLC (DE)

Culpeper Shopping Center Joint Venture (MD)
KR Culpeper GP LLC (DE)
KR Culpeper II GP LLC (DE)

KR Staunton LLC (DE)
KR Staunton Manager LLC (DE)

KR Development, L.P. (PA)
KR Development GP LLC (DE)

KR Barn, L.P. (PA)
KR Barn GP LLC (DE)

KR Harrodsburg LLC (DE)
KR Harrodsburg Manager LLC (DE)

Kramont Enterprises Inc. (DE)

MGA Payroll Company Inc. (PA)

Royce Realty Inc. (PA)

Drexel Realty Inc. (PA)


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